Exhibit 10.2

Execution Version

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of November 14, 2017, by and among 160 EAST 22ND TERMINAL LLC, a New Jersey limited liability company (“160 East”), AGGREGATE & CONCRETE TESTING, LLC, a New York limited liability company (“Aggregate”), ALLIANCE HAULERS, INC., a Texas corporation (“Alliance”), ATLAS-TUCK CONCRETE, INC., an Oklahoma corporation (“Atlas”), BODE CONCRETE LLC, a California limited liability company (“Bode Concrete”), BODE GRAVEL CO., a California corporation (“Bode Gravel”), BRECKENRIDGE READY MIX, INC., a Texas corporation (“Breckenridge”), CENTRAL CONCRETE SUPPLY CO., INC., a California corporation (“Central Concrete”), CENTRAL PRECAST CONCRETE, INC., a California corporation (“Central Precast”), COLONIAL CONCRETE, CO., a New Jersey corporation (“Colonial”), CUSTOM-CRETE, LLC, a Texas limited liability company (“Custom-Crete”), EASTERN CONCRETE MATERIALS, INC., a New Jersey corporation (“Eastern”), FERRARA BROS., LLC, a Delaware limited liability company (“Ferrara Bros.”), FERRARA WEST LLC, a New Jersey limited liability company (“Ferrara West”), INGRAM CONCRETE, LLC, a Texas limited liability company (“Ingram”), KURTZ GRAVEL COMPANY, a Michigan corporation (“Kurtz”), LOCAL CONCRETE SUPPLY & EQUIPMENT, LLC, a Delaware limited liability company (“Local”), MASTER MIX, LLC, a Delaware limited liability company (“Master”), NEW YORK SAND & STONE, LLC, a New York limited liability company (“NYSS”), NORCAL MATERIALS, INC., a California corporation (“Norcal”), PEBBLE LANE ASSOCIATES, LLC, a Delaware limited liability company (“Pebble”), REDI-MIX, LLC, a Texas limited liability company (“Redi-Mix”), RIGHT AWAY REDY MIX INCORPORATED, a California corporation (“Right Away Redy Mix”), ROCK TRANSPORT, INC., a California corporation (“Rock Transport”), SAN DIEGO PRECAST CONCRETE, INC., a Delaware corporation (“San Diego”), SMITH PRE-CAST, INC., a Delaware corporation (“Smith”), SUPERIOR CONCRETE MATERIALS, INC., a District of Columbia corporation (“Superior”), USC-JENNA, LLC, a Delaware limited liability company (“Jenna”), USC-KINGS, LLC, a Delaware limited liability company (“Kings”), USC-NYCON, LLC, a Delaware limited liability company formerly known as Riverside Materials, LLC (“NYCON”), USC TECHNOLOGIES, INC., a Delaware corporation (“USC”), U.S. CONCRETE ON-SITE, INC., a Delaware corporation (“On-Site”), VALENTE EQUIPMENT LEASING CORP., a New York corporation (“Valente”), and U.S. CONCRETE, INC., a Delaware corporation (“US Concrete”, and together with 160 East, Aggregate, Alliance, Atlas, Bode Concrete, Bode Gravel, Breckenridge, Central Concrete, Central Precast, Colonial, Custom-Crete, Eastern, Ferrara Bros., Ferrara West, Ingram, Kurtz, Local, Master, NYSS, Norcal, Pebble, Redi-Mix, Right Away Redy Mix, Rock Transport, San Diego, Smith, Superior, Jenna, Kings, NYCON, USC, On-Site and Valente, collectively, “Borrowers”), the Guarantors listed on the signature pages hereto, the financial institutions from time to time party to the Loan Agreement (as defined below) as lenders (collectively, the “Lenders”) that are signatory hereto, and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (“Agent”).

RECITALS

A. Borrowers, Guarantors, Agent and the Lenders are party to that certain Third Amended and Restated Loan and Security Agreement, dated as of August 31, 2017 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lenders made available to Borrowers Revolver Commitments in an aggregate principal amount of up to $350,000,000.

B. Borrowers have requested certain amendments to the Loan Agreement.

C. Agent and the Required Lenders are willing to amend the Loan Agreement pursuant to this Amendment, all upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

ARTICLE I.
Definitions

1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

ARTICLE II.
Amendments

2.01 Amendment to Section 1.1 of the Loan Agreement. As of the Effective Date, Section 1.1 of the Loan Agreement is hereby amended by inserting therein the defined term set forth below in the appropriate alphabetical order:

“Foreign Cash Equivalents: with respect to any Foreign Subsidiary, (a) certificates of deposit, time deposits and bankers’ acceptances maturing within 18 months of the date of acquisition, in each case payable in lawful currency of any jurisdiction located outside of the United States where a Foreign Subsidiary is organized and issued by any commercial bank organized under the laws of such jurisdiction and having at the date of acquisition thereof combined capital and surplus of not less than $500,000,000 (calculated at then prevailing exchange rates), (b) Deposit Accounts, together with funds on deposit therein denominated in Dollars or a currency described in the preceding clause (a) maintained with any bank that satisfies the criteria described in clause (a) above, and (c) shares of any money market fund that has substantially all of its assets invested continuously in the types of investments referred to above and has net assets of at least $500,000,000 (calculated at then prevailing exchange rates).”

2.02 Amendment to Section 1.1 of the Loan Agreement. As of the Effective Date, Section 1.1 of the Loan Agreement is hereby amended by amending and restating therein the defined terms set forth below to read, in each case, as set forth below:

“Net Capital Expenditures: the result, determined on a consolidated basis for US Concrete and its Subsidiaries for the most recently ended trailing twelve month period, without duplication, of: (a) the sum of all liabilities incurred or expenditures made by an Obligor or Subsidiary for the acquisition of fixed assets, or any improvements, replacements, substitutions or additions thereto with a useful life of more than one year, excluding, without duplication, (i) those financed with Borrowed Money other than Revolver Loans, (ii) any trade-in allowances, (iii) expenditures of insurance proceeds to acquire or repair any asset, (iv) leasehold improvement expenditures for which an Obligor or a Subsidiary is reimbursed by the lessor, sublessor or sublessee, and (v) consideration paid for Permitted Acquisitions; minus (b) the aggregate amount of cash, Cash Equivalents and Foreign Cash Equivalents received in connection with Asset Dispositions in the ordinary course of business (which for the avoidance of doubt shall not include the disposition of any Subsidiary, business division or business unit), excluding, without duplication, (i) any cash proceeds of any such Asset Disposition that are escrowed in accordance with the provisions of any document relating to Debt and (ii) any cash proceeds of any such Asset Disposition used to retire Debt other than the Obligations.”

“Permitted Asset Disposition: as long as no Default or Event of Default exists and all Net Proceeds are remitted to Agent to the extent required by Section 5.2 hereof or any other provision of any other Loan Document, any Asset Disposition that is (a) a sale of Inventory in the Ordinary Course of Business; (b) a disposition of Property that, in the aggregate during any 12-month period, has a fair market or book value (whichever is more) of $50,000,000 or less (provided that, if any such Property disposed of pursuant to this clause (b) is Property that was reflected on the Borrowing Base Certificate most recently delivered pursuant to Section 8.1, then the Borrower shall promptly thereafter deliver an updated Borrowing Base Certificate reflecting and giving effect to such disposition); (c) a disposition of Inventory that is obsolete, unmerchantable or otherwise unsalable in the Ordinary Course of Business; (d) the termination of any lease of real or personal Property that is not necessary for the Ordinary Course of Business, could not reasonably be expected to have a Material Adverse Effect and does not result from an Obligor’s default; (e) a disposition of non-core assets acquired in a Permitted Acquisition; provided such disposition shall be made for fair market value if and only if the fair market value of the non-core assets subject to such disposition exceeds $750,000; (f) a sale, transfer or disposition of an account receivable in connection with the compromise, settlement or collection thereof in the Ordinary Course of Business and in accordance with regular collection procedures; (g) a disposition of cash, Cash Equivalents or Foreign Cash Equivalents; (h) a sale, transfer or disposition of Real Estate that is no longer necessary in or useful to the business of US Concrete or any of its Subsidiaries in the Ordinary Course of Business; (i) a disposition resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any Property of US Concrete or any Subsidiary;

(j) a true lease or sublease of Real Estate in the Ordinary Course of Business; (k) a lease (as lessee or lessor), sublease, non-exclusive license (as licensee or licensor) or sublicense of real or personal property and a termination of such lease or license, in each case, in the Ordinary Course of Business; (l) an expiration or abandonment of Intellectual Property in the Ordinary Course of Business; or (m) approved in writing by Agent and Required Lenders.”

“Restricted Investment: any Investment by an Obligor or Subsidiary, other than (a) Investments in Subsidiaries existing on the Closing Date and Subsidiaries (other than Foreign Subsidiaries) established thereafter in accordance with Section 10.1.9; provided, any Investment hereafter in a non-wholly owned Subsidiary that is not an Obligor hereunder may be made only so long as all of the Investment Conditions are satisfied with respect thereto; (b) Cash Equivalents and Foreign Cash Equivalents; (c) loans and advances permitted under Section 10.2.6; (d) Permitted Acquisitions; (e) Investments of any Person at the time such Person becomes a Subsidiary of a Borrower or consolidates or merges with a Borrower (including in connection with a Permitted Acquisition) as long as such Investments were not made in contemplation of such Person becoming a Subsidiary of such Borrower or of such merger or consolidation; (f) Investments in existence on the date of this Agreement and described in Schedule 1.1(b) and any extensions, replacements or renewals thereof which do not result in an increase in the amount thereof; (g) notes payable, or stock or other securities issued by Account Debtors to an Obligor pursuant to negotiated agreements with respect to settlement of such Account Debtor’s Accounts in the Ordinary Course of Business; (h) Investments received in connection with the dispositions of assets permitted by Section 10.2.5; (i) Investments constituting deposits described in Section 10.2.2(e); (j) earnest money required in connection with and to the extent permitted by Permitted Acquisitions; (k) other Investments not to exceed in the aggregate $15,000,000 at any time outstanding; (l) Investments (in the form of equity investments, loans or otherwise) in one or more Foreign Subsidiaries that serve as acquisition or merger vehicles of any Permitted Acquisition with respect to foreign assets or foreign Persons in an amount not to exceed the purchase price and transaction costs with respect to such Permitted Acquisition; (m) Investments in Foreign Subsidiaries solely by transferring or contributing assets of, or Equity Interests in, other Foreign Subsidiaries; (n) Investments (in the form of equity investments, loans or otherwise) by any Subsidiary that is not an Obligor in another Subsidiary that is not an Obligor; and (o) Investments (in the form of equity investments, loans or otherwise) by Obligors in Subsidiaries that are not Obligors not to exceed $15,000,000 in the aggregate at any time outstanding.”

2.03 Amendment to Section 10.1.9 of the Loan Agreement. As of the Effective Date, Section 10.1.9 of the Loan Agreement is hereby amended and restated to read as follows:

“10.1.9. Future Subsidiaries. Promptly notify Agent upon any Person becoming a direct or indirect Subsidiary of any Obligor and, if such Person is not (x) a Foreign Subsidiary, (y) a non-wholly owned Subsidiary that was indirectly acquired in a Permitted Acquisition (so long as such Subsidiary was not formed (i) in contemplation of such Acquisition or such Person becoming a Subsidiary following such Permitted Acquisition or (ii) to circumvent the requirements of this Section 10.1.9) or (z) a US domestic Subsidiary that is a direct or indirect Subsidiary of a Foreign Subsidiary, cause such Subsidiary to guaranty the Obligations in a manner consistent with Section 14, and to execute and deliver such documents, instruments and agreements and to take such other actions as Agent shall require to evidence and perfect a Lien in favor of Agent on all assets of such Person, including delivery of such legal opinions, in form and substance satisfactory to Agent, as it shall deem appropriate (it being understood and agreed that, for the avoidance of doubt, any Subsidiary that is a Guarantor as of the Closing Date shall not cease to be a Guarantor as a result of it ceasing at any time to be wholly-owned, directly or indirectly, by any Obligor).”

2.04 Amendment to Section 10.2.1 of the Loan Agreement. As of the Effective Date, Section 10.2.1 of the Loan Agreement is hereby amended as follows:

(a)	“and” is hereby deleted at the end of clause (r);

(b)	the “.” at the end of clause (s) is hereby replaced with “; and”; and

(c)	a new clause (t) is hereby added after clause (s) to read as follows:

“(t) intercompany Debt owed to any other Obligor or its Subsidiaries to the extent such intercompany financial accommodation is permitted to be made pursuant to Section 10.2.4.”

2.05 Amendment to Section 10.2.2(aa) of the Loan Agreement. As of the Effective Date, Section 10.2.2(aa) of the Loan Agreement is hereby amended and restated to read as follows:

“(aa) Liens (i) on advances of cash, Cash Equivalents or Foreign Cash Equivalents in favor of the seller of any asset to be acquired by any Borrower or Subsidiary to be applied against the purchase price for such assets or (ii) consisting of an agreement to dispose of property in a disposition permitted hereunder; and”

2.06 Amendment to Section 10.2.5 of the Loan Agreement. As of the Effective Date, Section 10.2.5 of the Loan Agreement is hereby amended and restated to read as follows:

“10.2.5. Disposition of Assets. Make any Asset Disposition, except (a) a Permitted Asset Disposition; (b) a disposition of Equipment under Section 8.4.2(b) or (c); (c) a transfer of Property by a Subsidiary or Obligor to an Obligor; (d) the disposition of the Real Estate listed on Schedule 10.2.5; (e) a transfer of Property by a Subsidiary or Obligor to a Subsidiary that is not an Obligor solely to effect an Investment in such Subsidiary that is not an Obligor permitted under Section 10.2.4; or (f) a transfer of Property by a Subsidiary that is not an Obligor to another Subsidiary that is not an Obligor.”

2.07 Amendment to Section 10.2.6 of the Loan Agreement. As of the Effective Date, Section 10.2.6 of the Loan Agreement is hereby amended and restated to read as follows:

“10.2.6. Loans. Make any loans or other advances of money to any Person, except (a) advances to an officer or employee for salary, travel expenses, commissions and similar items in the Ordinary Course of Business up to an aggregate maximum amount of $500,000 in the aggregate at any one time outstanding; (b) prepaid expenses and extensions of trade credit made in the Ordinary Course of Business; (c) deposits with financial institutions permitted hereunder; (d) intercompany loans by an Obligor to another Obligor, provided each Obligor hereby agrees and acknowledges payment of such intercompany loans are subject to the subordination provisions of Section 5.10.5 and Section 14.7 hereof; and (e) other intercompany loans to the extent permitted to be made under clauses (l), (n) or (o) of the definition of Restricted Investment.”

ARTICLE III.
Conditions Precedent

3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner and pursuant to executed documentation satisfactory to Agent and the Required Lenders (the date on which all such conditions are satisfied being the “Effective Date”):

(a) Agent shall have received this Amendment, duly executed by each of the Obligors and the Required Lenders.

(b) Obligors shall have paid all fees and expenses to be paid to Agent and Lenders in accordance with the terms hereof.

(c) The representations and warranties contained herein and in the Loan Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct in all material respects as of the date hereof, as if made on the date hereof, except for those representations and warranties specifically made as of an earlier date, which shall be true and correct in all material respects as of such earlier date.

(d) No Default or Event of Default shall have occurred and be continuing.

(e) All organizational proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and each Required Lender and their respective legal counsel.

ARTICLE IV.
Ratifications, Representations and Warranties

4.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Obligor, Agent and each

Lender agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

4.02 Representations and Warranties. Each Obligor hereby represents and warrants to Agent and Lenders that: (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite organizational action on the part of such Obligor and will not violate the organizational or governing documents of such Obligor; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof, except for those representations and warranties specifically made as of an earlier date, which shall be true and correct in all material respects as of such earlier date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; and (d) each Obligor is in compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby.

ARTICLE V.

Miscellaneous Provisions

5.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or Lenders to rely upon them.

5.02 Reference to Loan Agreement. Each of the Loan Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby, and any reference in the Loan Agreement and such other Loan Documents to any other Loan Document amended by the provisions of this Amendment shall mean a reference to such other Loan Documents, as amended hereby.

5.03 Expenses of Agent and Lenders. As provided in the Loan Agreement, each Obligor agrees to pay on demand all costs and out-of-pocket expenses incurred by Agent or any Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent and each Lender’s legal counsel, and all costs and out-of-pocket expenses incurred by Agent or any Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Agent’s and each Lender’s legal counsel and consultants.

5.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this

Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent and Lenders and each Obligor and their respective successors and assigns, except that no Obligor may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and Lenders.

5.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of a signature page of this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

5.07 Effect of Waiver. No consent or waiver, express or implied, by Agent or Lenders to or for any breach of or deviation from any covenant or condition by any Obligor shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

5.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.09 Applicable Law. This Agreement and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in and shall be governed by and construed in accordance with the laws of the Texas.

5.10 Final Agreement. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY EACH OBLIGOR, AGENT AND REQUIRED LENDERS (AND SUCH OTHER LENDERS AS REQUIRED PURSUANT TO SECTION 15.1 OF THE LOAN AGREEMENT).

5.11 Release. EACH OBLIGOR HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR ANY LENDER. EACH OBLIGOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND EACH LENDER AND

THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES (INCLUDING ALL STRICT LIABILITIES) WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE OF THIS AMENDMENT, WHICH ANY OBLIGOR MAY NOW OR HEREAFTER HAVE AGAINST AGENT OR ANY LENDER OR ANY OF THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, TO THE EXTENT ARISING FROM ANY “LOANS,” INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. EACH OBLIGOR WAIVES THE BENEFITS OF ANY LAW, WHICH MAY PROVIDE IN SUBSTANCE:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.”

EACH OBLIGOR UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED. EACH OBLIGOR ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION.

[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective as the respective date set forth above.

BORROWERS:

U.S. CONCRETE, INC.

By:	/s/ Paul M. Jolas
Name:	Paul M. Jolas
Title:	Senior Vice President, General Counsel and Secretary

ALLIANCE HAULERS, INC.
ATLAS-TUCK CONCRETE, INC.
BODE CONCRETE LLC
BODE GRAVEL CO.
BRECKENRIDGE READY MIX, INC.
CENTRAL CONCRETE SUPPLY CO., INC.
CENTRAL PRECAST CONCRETE, INC.
COLONIAL CONCRETE, CO.
CUSTOM-CRETE, LLC
EASTERN CONCRETE MATERIALS, INC.
INGRAM CONCRETE, LLC
KURTZ GRAVEL COMPANY
LOCAL CONCRETE SUPPLY & EQUIPMENT, LLC
MASTER MIX, LLC
NEW YORK SAND & STONE, LLC
NORCAL MATERIALS, INC.
PEBBLE LANE ASSOCIATES, LLC
REDI-MIX, LLC
USC-JENNA, LLC
USC-NYCON, LLC
SAN DIEGO PRECAST CONCRETE, INC.
SMITH PRE-CAST, INC.
SUPERIOR CONCRETE MATERIALS, INC.
USC TECHNOLOGIES, INC.
U.S. CONCRETE ON-SITE, INC.
VALENTE EQUIPMENT LEASING CORP.

By:	/s/ Paul M. Jolas
Name:	Paul M. Jolas
Title:	Vice President and Secretary

[SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

160 EAST 22ND TERMINAL LLC
AGGREGATE & CONCRETE TESTING, LLC FERRARA BROS., LLC FERRARA WEST LLC
RIGHT AWAY REDY MIX INCORPORATED
ROCK TRANSPORT, INC.

By:	/s/ Ronnie Pruitt
Name:	Ronnie Pruitt
Title:	President

USC-KINGS, LLC

By:	/s/ William Sandbrook
Name:	William Sandbrook
Title:	President

USC-KINGS, LLC

By:	/s/ Kevin Kohutek
Name:	Kevin Kohutek
Title:	Vice President and Secretary

[SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

GUARANTORS: ALBERTA INVESTMENTS, INC.
AMERICAN CONCRETE PRODUCTS, INC.
ATLAS REDI-MIX, LLC
BEALL CONCRETE ENTERPRISES, LLC
BEALL INDUSTRIES, INC.
BEALL INVESTMENT CORPORATION, INC.
BEALL MANAGEMENT, INC.
CONCRETE XXXIV ACQUISITION, INC.
CONCRETE XXXV ACQUISITION, INC.
CONCRETE XXXVI ACQUISITION, INC.
CUSTOM-CRETE REDI-MIX, LLC
HAMBURG QUARRY LIMITED LIABILITY COMPANY
MASTER MIX CONCRETE, LLC
MG, LLC
NYC CONCRETE MATERIALS, LLC
PREMCO ORGANIZATION, INC.
REDI-MIX CONCRETE, L.P.
REDI-MIX GP, LLC
SIERRA PRECAST, INC.
TITAN CONCRETE INDUSTRIES, INC.
USC ATLANTIC, INC.
USC MANAGEMENT CO., LLC
USC PAYROLL, INC.
U.S. CONCRETE TEXAS HOLDINGS, INC.

By:	/s/ Paul M. Jolas
Name:	Paul M. Jolas
Title:	Vice President and Secretary

OUTRIGGER, LLC

By:	/s/ William Sandbrook
Name:	William Sandbrook
Title:	President

YARDARM, LLC

By:	/s/ Kathy Kantor
Name:	Kathy Kantor
Title:	Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Agent and a Lender

By:	/s/ Hance VanBeber
Name:	Hance VanBeber
Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Lawrence Cannariato
Name:	Lawrence Cannariato
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ J. Devin Mock
Name:	J. Devin Mock
Title:	Authorized Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

MUFG UNION BANK, N.A.,
as a Lender

By:	/s/ Adrian Avalos
Name:	Adrian Avalos
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Raja Khanna
Name:	Raja Khanna
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

SUNTRUST BANK,
as a Lender

By:	/s/ Dan Clubb
Name:	Dan Clubb
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]